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Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of MDU Communications International, Inc. (the "Company") on Form 10-QSB for the quarterly period ended June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002 (the "Report"), I, Sheldon Nelson, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ SHELDON NELSON Sheldon Nelson Chief Executive Officer and Chief Financial Officer MDU Communications International, Inc.
August 15, 2002 Totowa, New Jersey

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Exhibit 99.1